Principal Exchange-Traded Funds
Supplement dated July 30, 2018
to the Statement of Additional Information dated October 10, 2017
(as supplemented on November 1, 2017, November 9, 2017, December 15, 2017, January 30, 2018, March 16, 2018, April 17, 2018, and June 18, 2018)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF TRUSTEES
In the Officers of the Trust section, delete references to Ashley J. Fuhrmeister.
In the Officers of the Trust table, add the following row for Diane K. Nelson in alphabetical order:

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Diane K. Nelson Des Moines, IA 50392 1965	AML Officer (since 2016)	Chief Compliance Officer/AML Officer, PSS (since 2015) Compliance Advisor, PMC (2013-2015)
In the Officers of the Trust table, delete the row for Adam U. Shaikh, and replace with the following:

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years** (unless noted otherwise)
Adam U. Shaikh Des Moines, IA 50392 1972	Assistant Counsel (since 2006)	Assistant General Counsel, PGI (2018) Counsel, PGI (2017-2018) Counsel, PFD (2006-2013) Counsel, PLIC (since 2006) Counsel, PMC (2007-2013, 2014-2017) Counsel, PSI (2007-2013)